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                                                                    EXHIBIT 23.4


                         INDEPENDENT AUDITORS' CONSENT

         We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                              /s/ KPMG PEAT MARWICK LLP
                                                  KPMG PEAT MARWICK LLP



Denver, Colorado

April 29, 1997